SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2003

Orchid BioSciences, Inc.

Delaware (State or other jurisdiction of incorporation)	000-30267 (Commission File Number)	22-3392819 (IRS Employer Identification No.)

4390 US Route One, Princeton, NJ (Address of principal executive offices)	08540 (Zip Code)

Registrant’s telephone number, including area code: (609) 750-2200

Item 5.	Other Events.

On July 7, 2003, the Registrant publicly issued a press release to announce that the Registrant has appointed Michael E. Spicer as Chief Financial Officer. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of the Registrant dated July 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID BIOSCIENCES, INC. (Registrant)

Date: July 14, 2003	By:	/s/ PAUL J. KELLY
	Title:	Paul J. Kelly Chief Executive Officer